SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT

          Filed Pursuant to Section 13 or 15(d) of
             THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  NOVEMBER 8, 1996



                    SYRATECH CORPORATION
   (Exact name of registrant as specified in its charter)





     DELAWARE                        1-12624                   13-3354944
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                      Identification Number)




                         175 McClellan Highway
                      EAST BOSTON, MA 02128-9114
               (Address of principal executive office)



Registrant's telephone number, including area code:  (617) 561-2200





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ITEM 5.  OTHER EVENTS

          On  November 8, 1996, the Board of Directors of Registrant took the following actions:

     (a)  Adopted  a  Second  Amendment  to  the  Rights Agreement, dated

October  26,  1992, between Registrant and State Street  Bank  and  Trust

Company, as previously  amended.   The  purpose  and effect of the Second

Amendment, which was effective at 5:30 P.M. Eastern  time  on November 8,

1996, was to make changes in the manner of giving notice of redemption of the  preferred share purchase rights ("Rights") issued under  the  Rights

Agreement.

     (b)  Ordered  the redemption, effective at 5:30 P.M. Eastern Time on

November 8, 1996 (the "Record Date"), of all rights outstanding under the

Rights Agreement and  terminated the Rights Agreement as of such date and time.

          Following  the  Board's  action,  the  officers  of  Registrant determined, and issued  a  press release announcing, that: (a) payment of the redemption price of one  cent  ($0.01)  per  Right  (the  "Redemption

Price") would be made on or before December 1, 1996 to beneficial holders of  1,000  or more shares of the Registrant's Common Stock on the  Record

Date; and (b)  beneficial  holders  of  fewer than 1,000 shares of Common

Stock on the Record Date could obtain payment  of the Redemption Price of their  Rights by presenting proof of ownership of  their  shares  on  the

Record Date at the offices of the Registrant, 175 McClellan Highway, East

Boston,  Massachusetts  02128-9114  on or after December 1, 1996; and (c)

holders who shall not have received payment of the Redemption Price prior to the Effective Time of the proposed merger with THL Transaction I Corp.

that was publicly announced on



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October 23, 1996 would, upon receipt of satisfactory proof of non-payment of the Redemption  Price of Rights held by  them on the Record Date, have the Redemption Price of  their  Rights added  to  the payment of the cash price for their shares of Common Stock in the merger.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



                            * * *



     (c)  Exhibits

               1.   Amendment  No.  2,  dated  as  of November 8, 1996 to
          Rights  Agreement,  dated  as  of  October  26,   1992  between
          Registrant and State Street Bank and Trust Company.

               2.   Press Release dated November 8, 1996.





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                          SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                              SYRATECH CORPORATION



                              By /S/ FAYE A. FLORENCE
                                 Faye A. Florence
                                  Vice President

Date:  November 12, 1996







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                        EXHIBIT INDEX

                    SYRATECH CORPORATION

                 Current Report on Form 8-K
                   Dated November 8, 1996

EXHIBIT NO.      DESCRIPTION                                        PAGE



1.            Amendment No. 2, dated as of November 8, 1996 to
              Rights Agreement, dated as of October 26, 1992 between Registrant and State Street Bank and Trust
              Company.

2.            Press release dated November 8, 1996.